Supplement dated February 18, 2002*
                         to the following prospectuses:

American Express Retirement Advisor Variable Annuity(R) dated May 1, 2001 (S-6467 D (5/01))
American Express Retirement Advisor Variable Annuity(R) - Band 3 dated May 1, 2001 (S-6477 D 5/01))
American Express Retirement Advisor Variable Annuity(R) dated May 1, 2001 (S-6471 C (5/01))
American Express Signature Variable Annuity(R) dated July 23, 2001
(43444 E (7/01))
American Express(R) Signature One Variable Annuity dated November 7, 2001 (240192 F (11/01))
American Express Signature Variable Universal Life(SM) dated May 1, 2001 (S-6482 D (5/01))

There will be a meeting of the shareholders of the Templeton International Smaller Companies Fund (the Fund) on February 26, 2002 to approve a proposal to merge the Fund into the Templeton International Securities Fund (the surviving
Fund). If approved, the Fund will be closed to new contracts and policies issued on or after March 1, 2002 and the Templeton International Securities Fund - Class 2 will be added as a new investment option. After April 23, 2002, any automatic allocations such as account re-balancing and DCA will be reallocated to the surviving subaccount that corresponds to the surviving Fund. In addition, all contract or policy values remaining in any subaccounts investing in the Fund will be transferred to the Templeton International Securities Fund - Class 2 as of April 30, 2002. You may also transfer to the surviving fund prior to April 30, 2002.

The Templeton International Securities Fund's objective is long-term capital growth. It invests primarily in equity securities of companies located outside the U.S., including those in emerging markets. The investment adviser for this fund is Templeton Investment Counsel, LLC.

Here is some important information about the surviving Fund's fees and expenses:

                                                      Management fees      12b-1 fees     Other expenses         Total
 Franklin Templeton VIP Trust
   Templeton International Securities Fund - Class 2           .67%              .25%             .20%             1.12%

The surviving Fund's Class 2 distribution plan or "Rule 12b-1 plan" is described in the Fund's prospectus.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.

45244-23 A (2/02)
*Valid until April 30, 2002